Exhibit 10.3
NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY “          ”. SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.

AWARD/CONTRACT

PAGE 1 OF 28 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO.: HHSO100200700032C

3. EFFECTIVE DATE:

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.:

6. ADMINISTERED BY (If other than Item 5) — CODE:

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
BioCryst Pharmaceuticals Inc.
2190 Parkway Lake Drive
Birmingham, AL 35244
[redacted]

CODE — FACILITY CODE

8. DELIVERY: ☐ FOB ORIGIN ☒ OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT: N/A

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN ▶ ITEM 5

11. SHIP TO/MARK FOR — CODE: See Paragraph D.1.

12. PAYMENT WILL BE MADE BY — CODE: See Article G.4.

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SECTION B				

15G. TOTAL AMOUNT OF CONTRACT ▶ $102,661,429

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	20
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	4	X	J	LIST OF ATTACHMENTS	27
X	D	PACKAGING AND MARKING	8			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	9	X	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	28
X	F	DELIVERIES OR PERFORMANCE	10				
X	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	15		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)
Michael A. Darwin, Chief Financial Officer
BioCryst Pharmaceuticals, Inc,

19B. NAME OF CONTRACTOR
BY ________ (Signature of person authorized to sign)

19C. DATE SIGNED: 12-08-06

20A. NAME OF CONTRACTING OFFICER [redacted]

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 26 (REV[redacted]
Prescribed by GSA - FAR (48 CFR) 53.214(a)

PAGE OF PAGES AWARDICONTRACT 1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) 1 I 28 2. CONTRACT (Prsc. Insr. 1denr.l NO. 3..EFFECTIVE DATE 4. REQUlSlTlONlPURCHASE REQUESTIPROJECT NO. HHS’0100200700032c I 1 6. ISSUED BY CODE1 ADMINISTERED BY (If other than Item 5J CODE I HHS/OS/OPHEP/OPHEMC 330 Independence Ave, SW, Rm G640 Washington, DC 20201 7. NAuiAND ADDRESS OF CONTRACTOR (~6...weer, corny, sure rnd ZIP codf?/ 8. DELIVERY ~io~rysPharmaceuticals Inc.t ’ aF o e oRlGlN OTHER (.See bniowl 2190 Parkway Lake Drive ‘9. DISCOUNT FOR PROMPT PAYMENT Birmingham, AL 35244 N/ A 10. SUBMIT INVOICES ITEM (4 copies unless other- wise specified) TO THE JFACILITY CODE ADDRESS SHOWN IN. 5 CODE 1 1. SHIP TOlMARK FOR 12. PAYMENT WILL BE MADE BY CODE CODE 1 See Paragraph D.l. See Article G.4, .- .,. _____ , . .. , ,,..,. ....,.. . .. b13. AWHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: . 114. ACCOUNTING AND APPROPRIATION DATA 0 10 U.S.C. 23041~)1 1 41 U.S.C. 2531~)I ) 158. SUPPLIESISERVICES 15C. QUANTITY 15D.UNIT 15E. UNIT PRIC~ 15F. AMOUNT 15A. ITEM NO.

SECTION B—SUPPLIES OR SERVICES AND PRICES/COSTS
B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
This project from the Department of Health and Human Services (HHS) through the Office of Public Health Emergency Medical Countermeasures (OPHEMC) within the Office of Public Health Emergency Preparedness (OPHEP) provides incremental multi-year funding for cost-reimbursable contracts for the advanced development of prophylactic and therapeutic drugs against pandemic and seasonal influenza viral pathogens leading towards U.S.-licensure. The antiviral drugs of interest may include any compound or drug providing anti-influenza. These may include synthetic chemical compounds, snRNAi, polyclonal/monoclonal antibody cocktails or other drugs, which could be used in the treatment and/or prophylaxis to decrease the morbidity and mortality associated with seasonal and pandemic influenza. The objective of this project is to facilitate the development and U.S.-licensure of antiviral drugs effective as prophylactic/therapeutic agents against influenza virus infection.
B.2. HHSAR 352.232-74 Estimated Cost and Fixed Fee — Incrementally Funded Contract (Apr 1984)
(a) It is estimated that the total cost to the Government for full performance of this contract will be $102,661,429, of which the sum of                      represents the estimated reimbursable costs and                      represents the fixed fee.
(b) Total funds currently available for payment and allotted to this contract are                     , of which                                          represents the estimated reimbursable costs and                      represents the fixed-fee. For further provisions on funding, see the Limitation of Funds clause.
(c) It is estimated that the amount currently allotted will cover performance through                     .
(d) The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor
B3. Cancellation Ceiling
(a) This clause does not apply when the contract is fully funded.
(b) The total funding in B.2 (c) includes an amount that covers the cancellation charge described in FAR 52.217-2, Cancellation Under Multi-year Contracts. The cancellation charge shall not exceed $                     (insert dollar amount or express as a percentage of total funding under B.2 (b).

B.4. CONTRACT LINE ITEM NUMBERS (CLINS)

ITEM	SUPPLIES / SERVICES	QTY/UNIT	EST. COST	FIXED FEE	TOTAL EST. CPFF

0001	Product Development Plan (milestone 1)	1 Job

0002	Clinical Development, and Regulatory Licensure Plans (milestone 2)	1 Job

0003	Feasibility Plan (milestone 3)	1 Job

0004	Contractor Defined Milestones (milestone 4); See milestone 4 of the Statement of Work for key elements	1 Job

0005	Technical Progress Reports and Executive Summary	12 reports per year

0006	Security of Contract Operations and Information Technology Security	Not Separately Priced (NSP)	NSP	NSP	NSP

0007	Final Report	1 report
Note: For the purposes of this contract, “United States” and “U.S.” are defined to include the 50 states, the District of Columbia, Puerto Rico.

SECTION C — DESCRIPTION/SPECIFICATIONS
C.1 STATEMENT OF WORK
Purpose
The purpose of this contract is to support advanced stage development of new antiviral compounds for the treatment and prophylaxis of pandemic and seasonal influenza leading toward submission of a U.S. licensure application and development of required industrial capacity to support implementation of the influenza antivirals at full production capacity at or before the onset of a pandemic. Influenza antivirals shall be produced at one or more Food and Drug Administration (FDA)-licensed manufacturing facilities and shall provide sufficient surge capacity to contribute substantially to U.S. and ideally global antiviral needs during an influenza pandemic.
This advanced development contract is milestone-driven and funding is expected to occur in phases. Periodic assessments of progress will be conducted by DHHS. Continuation of effort on initial and subsequent milestones and associated funding will be based on contractor performance, timeliness and quality of deliverables, availability of other antiviral drugs and products deemed more advantageous to the USG, and consultations between the contractor, HHS, and interagency working group members. This paragraph does not limit the Government’s rights under contract clauses that include, but are not limited to, FAR 52.217-2, Cancellation Under Multi-year contracts, and 52.249-6, Termination (Cost-Reimbursement).
STATEMENT OF WORK
Independently and not as an agent of the government, the contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities not otherwise provided by the government as needed to perform the work described below.
The proposal will include a Contractor Work Plan (CWP) that describes the activities to be performed in response to the RFP requirements and a single Gantt chart to include all activities described in the CWP with a time-phased and task-linked budget. The level of detail contained in the CWP and the corresponding Gantt chart will be sufficient to facilitate management and execution of the contract.
Milestones
I.
Milestone 1: Within three (3) months of contract award, the Contractor shall provide to the HHS for review and acceptance a milestone-driven Product Development Plan for development of influenza antiviral drugs. This plan shall include: a) in vitro and in vivo antiviral testing, b) pre-clinical studies (already completed) to support clinical evaluation; c) process development and scale up manufacturing of antiviral compounds; d) clinical and consistency lot manufacturing for FDA product licensure, e) general clinical development plan including development and validation of clinical sample assays; f) product lot release assay development and validation, and g) regulatory master plan for product licensure. Antiviral agents used in these studies may be produced by the Contractor or a corporate partner.

II.
Milestone 2: Within six (6) months of contract award, the Contractor shall submit to HHS for review and acceptance complete milestone-driven Clinical Development and Regulatory Licensure Plans to initiate new antiviral development, clinical studies, as appropriate based on the current stage of development and as outlined in the development, testing, and manufacturing plan.

A.
A pre-clinical testing plan and results that are integrated with the clinical testing and manufacturing plans using the most current and available information including consultation with Center for Drug Evaluation and Research (CDER) at FDA. As this stage of product development should be completed, and then a detailed summary of the studies and results should be incorporated as an appendix in the preliminary results section of the technical proposal.

B.
A clinical testing plan that is integrated with the pre-clinical testing and manufacturing plans using the most current and available information including consultation with FDA CDER. Clinical trials performed as a result of this solicitation shall include any of Phase I and Phase 2, trials, as needed to achieve U.S. licensure. Trials should include children, adults, and the elderly, as needed, to support licensure for both low and high-risk populations. Given the duration, cost, and importance of clinical trials, the schedule for each clinical trial should clearly indicate key outcomes, populations, study sites and collaborators, analytic strategy, sample size, timelines, and other key components. If one or more these stages of product development have been completed, then a detailed summary of the studies and results should be incorporated as an appendix in the preliminary results section of the technical proposal.

C.	A regulatory plan that is integrated with all products and clinical testing and manufacturing activities using the most current and available information including consultation with FDA CDER.
III.
Milestone 3: Within twelve (12) months of contract award the Contractor shall provide the USG with the following, as appropriate for the antiviral drug(s) being developed. A feasibility plan comprehensive of all antiviral drug descriptions and studies for U.S. licensure as follows:

(a)	Mechanism of action, antiviral activity in vitro, and resistance studies such as drug resistance and cross resistance, immune response.
(b)	Pharmacokinetics studies like drug absorption and bioavailability, distribution, metabolism, elimination,

(c)	Animal toxicology studies.
(d)	Drug interactions, carcinogenesis, mutagenesis and fertility impairment studies.
(e)	Special population studies including pediatric, geriatric groups and groups with impaired organ functions.

(f)	Treatment, prophylaxis, dosage, administration routes, adverse events.

(g)	Safety studies in different age group of people.

(h)	Seasonal influenza challenge studies
IV.
Milestone 4: Contractor defined milestones
The Contractor shall provide a work breakdown structure including comprehensive and integrated timelines (Gantt chart) and major milestones to complete the remaining the scope of work as relevant given the stage of antiviral development and evaluation toward product licensure. The Contractor shall propose milestones at which time data will be presented summarizing results of prior activities and new plans and protocols that will be submitted for review and approval in order to guide all subsequent activities. Potential milestones may include FDA acceptance of an IND application, production of investigational lots of antiviral drugs validation of QC lot release product methods, validation of manufacturing processes, stability study programs, consistency lot manufacturing, completion of clinical trials and progress to a new phase of antiviral drug evaluation, submission of a licensure application.

Security of Contract Operations and Information Technology
The work performed for development, manufacture, transport, storage and distribution will be performed under a detailed security plan that ensures against theft, tampering or destruction of the specific pertinent product-related material, equipment, documents, information, and data. The Contractor shall develop a written Draft Security Plan, for the protection of physical facilities, using, for example, fencing, controlled access, surveillance equipment, 2-person integrity rule, tamper evident packaging, and armed guards. The Contractor shall submit the Draft Security Plan to the Contracting Officer and Project Officer with the technical proposal. The Draft Security Plan shall describe the procedures to be utilized to manage and monitor the general internal operations of the firm and a description of the Contractor’s facility(ies) in which the work will be performed and related activity conducted, including work by any subcontractors and consultants. The Draft Security Plan shall also include the Contractor’s procedures for screening and background investigations of all employees, subcontractors and consultants who have access to the development, manufacturing, transport, storage, and distribution of the product. Such background inquiries and screening should include, but not be limited to, education, previous employment, fingerprints and complete criminal history (FBI, state, and local), credit reports, civil actions, DMV, social security account number verification, drug testing, and references. Screening data should include the employee’s full name, any aliases, date(s) of birth, and Social Security numbers and other identifying numbers as appropriate, e.g., Passport number. (At time of award) The US Government can audit and review at its discretion the Contractor’s personnel records in order to confirm compliance with personnel screening and background investigation requirements. Such access will also include interviews with relevant Contractor human resources supervisory and hiring personnel.
This plan shall ensure confidentiality, integrity of, and timely access by authorized individuals to data, information and information technology systems, consistent with OMB Circular A-130, Appendix III. This plan should also address the Contractor’s security-related due diligence on public information, marketing, advertising, including use of web site[s] impacting product and supply chain security.
This plan shall also include the security measures to be used to protect the medical countermeasure to be stored at the Contractor’s facility (e.g., refrigeration/freezer alarm systems, backup electrical power generator systems, etc.), and the contingency plan to accommodate any manufacturing and storage problems caused by natural or man-made disasters, power loss, refrigerant loss, equipment failures, etc.
The Project Officer and the Information Protection and Systems Security (IPASS) Coordinator will review the plan and submit comments to the Contractor within                     after receipt. The Contractor shall revise the Security Plan, if required, and submit a Final Security Plan to the Government within                     . Upon completion of all the required security measures, the Contractor shall supply to the Project Officer a letter certifying compliance. Performance of work under this contract shall be in accordance with this written Security Plan.
[END OF STATEMENT OF WORK]
Meetings and conferences:
The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Project Officer. Such meetings may include, but are not limited to, meetings of all Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues,; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meetings with technical consultants to discuss technical data provided by the Contractor. Monthly teleconferences with the Contractor and subcontractors with HHS officials will be held at times and dates to be determined to review technical and product development progress.

C.2. REPORTING REQUIREMENTS
In addition to those reports required by other terms of this contract, the Contractor(s) shall submit to the Contracting Officer and the Project Officer technical progress reports covering the work accomplished during each reporting period on a periodical basis as established by the Project Officer. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These reports shall be brief and factual and prepared in accordance with the following format:
I.
Technical Progress Reports: On the fifteenth of each month for the previous calendar month or within fifteen days past the achievement of prescribed project milestones, the Contractor shall submit to the Project Officer and the Contracting Officer. The frequency of Technical Progress Reporting will be determined by the Contracting Officer and Project Officer after contract award. The format and type of Technical Progress Report and Executive Summary will be provided by the Project Officer. Technical Progress Reports will include project timelines and milestones and summaries of product manufacturing, testing, and clinical evaluation. A Technical Progress Report will not be required for the period when the Final Report is due. The Contractor shall submit one copy of the Technical Progress Report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word or Word Perfect, Microsoft Excel, Microsoft Project Manger, and/or Adobe Acrobat PDF files. Such reports shall include the following specific information:

A.
Title page containing Technical Progress Report, the contract number and title, the period of performance or milestone being reported, the contractor’s name, address, and other contact information, the author(s), and the date of submission;

B.	Introduction/Background — An introduction covering the purpose and scope of the contract effort;
C.
Progress — The report shall detail, document, and summarize the results of work performed, test results, and milestones achieved during the period covered. Also to be included is a summary of work planned for the next reporting period;

D.
Issues — Issues resolved, new issues, and outstanding issues are enumerated with options and recommendations for resolution. An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if project activity is delinquent, then what corrective steps are planned. Revised timelines are provided.

E.	Invoices — Summary of any invoices submitted during the reporting period.
F.	Action Items — Summary table of activities or tasks to be accomplished by a certain date and by whom.
G.	Distribution List — A list of persons receiving the Technical Progress report

H.	Attachments — Results on the project are provided as attachments
II.	The Executive Summary, which shall accompany each Technical Progress Report, will be formatted in Microsoft Power Point presentations and include the following:
A.	Title page containing Executive Title, the contract number and title, the period of performance or milestone being reported, the contractor’s name and the date of submission;
B.	Project Progress presented as milestone events, test results, tasks, and other activities achieved during the reporting period as talking point bullets;

C.	Project Issues presented headings and each item as a talking point bullet.
III.
Final Reports — By the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work. The report shall explain comprehensively the results achieved. A draft Final Report will be submitted to the Project Officer for review and revision, then the original, four copies, and an electronic file containing the Final Report with revisions shall be submitted to the Project Officer for distribution to the Contracting Officer and the Program.

SECTION D—PACKAGING, MARKING AND SHIPPING
D.1. SHIPPING
I. Method of Delivery
Unless otherwise specified by the Contracting Officer or the Contracting Officer’s representative, delivery of items, to be furnished to the government under this contract (including invoices), shall be made by first class mail.
II. Addressees — For all contract deliverables.

Project Officer	Contracting Officer
HHS/OPHEP/OPHEMC	HHS/OPHEP/OPHEMC
330 Independence Avenue SW	330 Independence Avenue SW
Room G640	Room G640
Washington, D.C. 20201	Washington, D.C. 20201

SECTION E—INSPECTION AND ACCEPTANCE
The Contracting Officer or the duly authorized representative will inspect and accept materials and services to be delivered under the contract. Contractor inspector is hereby noted, as the Project Officer and place of inspection will be the contractor’s facilities. In addition, the following clause is incorporated by reference:
FAR Clause No.52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

SECTION F—DELIVERIES OR PERFORMANCE
F.1. PERIOD OF PERFORMANCE
The period of performance of this contract is from the date of contract award to  _____  after contract award.
Delivery will be required F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEE’S PREMISES (APR 1984).
F.2. Technical Report Requirements

Item	Deliverable	Quantity	Due Date

1.	Technical Progress Report	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	1st Report due on/before ; thereafter, due on/before the 15th of the month or milestone following each reporting period. Not due when Final is due.

2.	Executive Summary	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	1st Report due on/before ; thereafter, due on/before the 15th of the month following each anniversary date of the contract. Not due when Final is due.

3.	Final Report	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	Due on/before the completion date of the contract.

F.3. Contract Deliverables

Milestones	Deliverable	Quantity	Due Date

1.	Product Development Plan (milestone 1)	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	.

2.	Clinical Development, and Regulatory Licensure Plans (milestone 2)	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.

3.	Feasibility Plan (milestone 3)	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.

4.	Contractor Defined Milestones (milestone 4)	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.

5.	Final Security Plan	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	after Governments Final Comments

6.	Technical Progress Reports and Executive Summary	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	See section C.2.Reporting requirements.

7.	Final Report	Original — C.O. 2 Copies — P.O. 1 Electronic Copy — P.O.	See section C.2.Reporting requirements.
F.4. STOP WORK ORDER
The following clause is incorporated by reference:
FAR CLAUSE 52.242-15, STOP WORK ORDER (AUG 1989) with ALTERNATE I (APR 1984)

SECTION G.—CONTRACT ADMINISTRATION DATA
G.1. CONTRACTING OFFICER
1) The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract.
2) The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.
3) No information, other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.
G.2. PROJECT OFFICER
The Government’s Project Officer(s) will be identified by modification upon contract execution.
The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.
G.3. KEY PERSONNEL
Pursuant to HHSAR Clause 352.270-5, Key Personnel, incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

Name	Title

Prior to diverting any of the specified individuals to other programs, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No diversion shall be made by the Contractor without the written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer. The contract may be modified from time to time during the course of the contract to either add or delete personnel, as appropriate

G. 4. INVOICE SUBMISSION
Invoices will be submitted in accordance with “Invoice/Financing Request Instructions” attached to this contract.
G. 5. CONTRACT FINANCIAL REPORT
Financial reports will be submitted to the address specified in Block 7 of face page of the contract. Normally, reports are due quarterly. Examples of the cost elements to be reported include the following:
Expenditure Category
1.	Direct Labor
a.	Principal Investigator

b.	Co-Principal Investigator
2.	Personnel — Other

3.	Fringe Benefits

4.	Materials/Supplies

5.	Travel

6.	Consultant Costs

7.	Subcontract Costs

8.	Other Direct Costs

9.	Clinical Trials Costs

10.	Indirect Cost

11.	Fee

12.	Total Cost
G. 6. INDIRECT COST RATES
Profit making organizations will negotiate provisional and/or final indirect cost rates with their cognizant Government Audit Agency.
G. 7. POST AWARD EVALUATION OF PAST PERFORMANCE
Interim and final evaluations of contractor performance shall be conducted on this contract in accordance with FAR 42.15. The final performance evaluation shall be completed at the time of completion of work. Interim and final evaluations will be submitted to the Contractor as soon as practicable. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement.

G.8. GOVERNMENT PROPERTY
a.
In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract byby reference. This document can be accessed at:
http://www.knownet.hhs.gov/log/AgencyPolicy/HHSLogPolicy/contractorsguide.htm.. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

b.
Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

SECTION H—SPECIAL CONTRACT REQUIREMENTS
H. 1. HUMAN SUBJECTS
Research involving human subjects shall not be conducted under this contract until the protocol developed in                      has been approved by DHHS, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed Optional Form 310 certifying Internal Review Board (IRB) review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the Optional Form 310.
H. 2. HUMAN MATERIALS
It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.
H. 3. ANIMAL WELFARE ASSURANCE
The Contractor shall obtain, prior to the start of any work under this contract, an approved Animal Welfare Assurance from the Office of Protection from Research Risks (OPRR), Office of the Director, NIH, as required by Section I-43-30 of the Public Health Service Policy on Humane Care and Use of Laboratory Animals. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.
H. 4. CONFIDENTIALITY OF INFORMATION
The following information is covered by HHSAR 352.224-70, confidentiality of Information (APR 1984):
[redacted]
H. 5. REVIEW AND APPROVAL
The Contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written approval in advance from the Government.
H. 6. IDENTIFICATION AND DISPOSITION OF DATA
The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.
H. 7. EPA ENERGY STAR REQUIREMENTS
In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.
H.8. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in DHHS funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll-free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov.
Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, DC 20026
H.9. ACKNOWLEDGMENT OF FEDERAL FUNDING
A.
Section 507 of P.L. 104-208 mandates that contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total costs financed by nongovernmental sources.

This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

B.	Publication and Publicity

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of Public Health Emergency Preparedness, Office of Research and Development Coordination whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Office of Public Health Emergency Preparedness, Office of Public Health Emergency Medical Countermeasures, under Contract No. HHSO100200700032C.

C.	Press Releases

Pursuant to Section 508 of Public Law 109-49, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

H.10. NEEDLE EXCHANGE
Pursuant to Section 505 of Public Law 109-49, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug. Section 505, however, is subject to the condition stated in Section 506. Specifically, Section 506 states that after March 31, 1998, a program for exchanging needles and syringes for used hypodermic needles and syringes may be carried out in a community if: (1) the Secretary of Health and Human Services determines that exchange projects are effective in preventing the spread of HIV and do not encourage the use of illegal drugs; and (2) the project is operated in accordance with criteria established by the Secretary for preventing the spread of HIV and for ensuring that the project does not encourage the use of illegal drugs.
H.11 PRESS RELEASES
Pursuant to Section 508 of Public Law 109-49, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.
H.12. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES
The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provisions of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.
H.13. MANUFACTURING STANDARDS
The Current Good Manufacturing Practice Regulations (cGMP) (21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing and packing of this therapeutic product.
If at any time during the life of the contract, the Contractor fails to comply with cGMP in the manufacturing, processing and packaging of this therapeutic product and such failure results in a material adverse effect on the safety, purity or potency of this therapeutic product (a material failure) as identified by CBER and CDER, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If the Contractor fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.
H.14. ANTI-LOBBYING PROVISIONS
The contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.
Section 1352 of Title 10, United States Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant;
the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.
The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or and State or Local legislature.
H.15. POSSESSION, USE AND TRANSFER OF SELECTED BIOLOGICAL AGENTS OR TOXINS
The contractor shall not conduct work involving select agents or toxins under this contract until it and any associated subcontractor(s) comply with the following:
For prime or subcontract awards to domestic institutions that possess, use, and/or transfer Select Agents under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 (http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf), as required, before using DHHS funds for research involving Select Agents. No DHHS funds can be used for research involving Select Agents if the final registration certificate is denied.
For prime or subcontract awards to foreign institutions that possess, use, and/or transfer Select Agents under this contract, before using DHHS funds for any work directly involving the Select Agents, the foreign institution must provide information satisfactory to the DHHS that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 at: (http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf) are in place and will be administered on behalf of all Select Agent work sponsored by these funds. The process for making this determination includes inspection of the foreign laboratory facility by an HHS representative. During this inspection, the foreign institution must provide the following information: concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/or transfer of select agents. An DHHS-chaired committee of U.S. federal employees (including representatives of select DHHS grants/contracts and scientific program management, CDC, Department of Justice and other federal intelligence agencies, and Department of State) will ultimately assess the results of the laboratory facility inspection, and the regulations, policies, and procedures of the foreign institution for equivalence to the U.S. requirements described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 (http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf). The committee will provide recommendations to the OPHEMC Director, DHHS. The Director (or designee) will make the approval decision and notify the Contracting Officer. The Contracting Officer will inform the prime contractor of the approval status of the foreign institution. No DHHS funds can be used for research involving Select Agents at a foreign institution until DHHS grants this approval.
Listings of HHS select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at http://www.cdc.gov/od/sap/ and http://www.cdc.gov/od/sap/docs/salist.pdf. Listings of USDA select agents and toxins as well as information about the registration process for domestic institutions are available on the APHIS/USDA website at: http://www.aphis.usda.gov/programs/ag_selectagent/index.html and http://www.aphis.usda.gov/programs/ag_selectagent/ag_bioterr_forms.html .
For foreign institutions, see the NIAID Select Agent Award information:
http://www.niaid.nih.gov/ncn/clinical/default_biodefense.htm

PART II — CONTRACT CLAUSES
SECTION I — CONTRACT CLAUSES
ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT — FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)
This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.
I.1. GENERAL CLAUSES
General Clauses for a Cost-Reimbursement Research and Development Contract

FAR	52.202-1	Jul 2004	Definitions
FAR	52.203-3	Apr 1984	Gratuities (Over $100,000)
FAR	52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
FAR	52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
FAR	52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
FAR	52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
FAR	52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
FAR	52.203-12	Sep 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
FAR	52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
FAR	52.204-7	Oct 2003	Central Contractor Registration
FAR	52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)
FAR	52.215-2	Jun 1999	Audit and Records — Negotiation (Over $100,000)
FAR	52.215-8	Oct 1997	Order of Precedence — Uniform Contract Format
FAR	52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data
FAR	52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)
FAR	52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

FAR	52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
FAR	52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
FAR	52.215-19	Oct 1997	Notification of Ownership Changes
FAR	52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications
FAR	52.216-7	Dec 2002	Allowable Cost and Payment
FAR	52.216-8	Mar 1997	Fixed Fee
FAR	52.217-2	Oct 1997	Cancellation Under Multi-Year Contracts
FAR	52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
FAR	52.219-9	Sep 2006	Small Business Subcontracting Plan (Over $500,000)
FAR	52.219-16	Jan 1999	Liquidated Damages — Subcontracting Plan (Over $500,000)
FAR	52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
FAR	52.222-3	Jun 2003	Convict Labor
FAR	52.222-21	Feb 1999	Prohibition of Segregated Facilities
FAR	52.222-26	Apr 2002	Equal Opportunity
FAR	52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
FAR	52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
FAR	52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
FAR	52.223-6	May 2001	Drug-Free Workplace
FAR	52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
FAR	52.225-1	Jun 2003	Buy American Act — Supplies
FAR	52.225-13	Feb 2006	Restrictions on Certain Foreign Purchases
FAR	52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)
FAR	52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
FAR	52.227-11	Jan 1997	Patent Rights — Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

FAR	52.227-14	Jun 1987	Rights in Data — General
FAR	52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR	52.232-17	Jun 1996	Interest (Over $100,000)
FAR	52.232-18	Apr 1984	Availability of Funds
FAR	52.232-20	Apr 1984	Limitation of Cost (applies when contract is fully funded)
FAR	52.232-22	Apr 1984	Limitation of Funds (applies when contract is incrementally funded)
FAR	52.232-23	Jan 1986	Assignment of Claims
FAR	52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)
FAR	52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration
FAR	52.233-1	Jul 2002	Disputes
FAR	52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
FAR	52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
FAR	52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR	52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)
FAR	52.242-4	Jan 1997	Certification of Final Indirect Costs
FAR	52.242-13	Jul 1995	Bankruptcy (Over $100,000)
FAR	52.243-2	Aug 1987	Changes — Cost Reimbursement, Alternate V (Apr 1984)
FAR	52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.
FAR	52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
FAR	52.244-6	Sep 2006	Subcontracts for Commercial Items
FAR	52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)
FAR	52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
FAR	52.249-6	May 2004	Termination (Cost-Reimbursement)
FAR	52.249-14	Apr 1984	Excusable Delays

FAR	52.253-1	Jan 1991	Computer Generated Forms
HHSAR	352.202-1	Jan 2001	Definitions — with Alternate paragraph (h) (Jan 2001)
HHSAR	352.216-72	Oct 1990	Additional Cost Principles
HHSAR	352.228-7	Dec 1991	Insurance — Liability to Third Persons
HHSAR	352.232-9	Apr 1984	Withholding of Contract Payments
HHSAR	352.233-70	Apr 1984	Litigation and Claims
HHSAR	352.242-71	Apr 1984	Final Decisions on Audit Findings
HHSAR	352.270-5	Apr 1984	Key Personnel
HHSAR	352.270-6	Jul 1991	Publications and Publicity
HHSAR	352.270-7	Jan 2001	Paperwork Reduction Act
I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES
ARTICLE I.1. of this SECTION is hereby modified as follows:
FAR Clauses 52.219-9, Small Business Subcontracting Plan (September 2006), and 52.219-16, Liquidated Damages—Subcontracting Plan (January 1999) are deleted in their entirety.
FAR Clause 52.232-20, Limitation of Cost, is deleted in its entirety and FAR Clause 52.232-22, Limitation of Funds (APRIL 1984) is substituted therefore. [Note: When this contract is fully funded, FAR Clause 52.232-22, Limitation of Funds will no longer apply and FAR Clause 52.232-20, Limitation of Cost will become applicable.]
I.3. ADDITIONAL CONTRACT CLAUSES
This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.
52.215-17 Waiver of Facilities Capital Cost of Money (October 1997)
52.243-2, Changes—Cost Reimbursement (August 1987)

I.4 Additional Contract Clauses of SECTION I — Added in full text
52.222-39 Notification of Employee Rights Concerning Payment of Union Dues or Fees.
Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004)
(a) Definition. As used in this clause— “United States” means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.
(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).
Notice to Employees
Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.
If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.
For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:
National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)
To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.
(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.
(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR Part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.
(e) The requirement to post the employee notice in paragraph (b) does not apply to—
(1) Contractors and subcontractors that employ fewer than 15 persons;
(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;
(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;
(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—
(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and
(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or
(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—
(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;
(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or
(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.
(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.
52.227-14, Rights in Data Alternate II (June 1987)
(g)(2) Notwithstanding paragraph (g)(1) of this clause, the contract may identify and specify the delivery of limited rights data, or the Contracting Officer may require by written request the delivery of limited rights data that has been withheld or would otherwise be withholdable. If delivery of such data is so required, the Contractor may affix the following “Limited Rights Notice” to the data and the Government will thereafter treat the data, subject to the provisions of paragraphs (e) and (f) of this clause, in accordance with such Notice:
Limited Rights Notice (June 1987)
(a)
These data are submitted with limited rights under Government Contract No. HHSO10020070032C and subcontracts. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any; provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

(i) Use (except for manufacture) by support service contractors.
(b)	This Notice shall be marked on any reproduction of these data, in whole or in part.
(End of Clause)

I. 5. Department of Health and Human Services Acquisition Regulations (HHSAR)
(48 CFR Chapter 3) Clauses: Full text of these clauses can be found at
http://www.dhhs.gov/oamp/dap/hhsar.html/
352.223-70, Safety and Health (January 2001)
352.224-70, Confidentiality of Information (April 1984)
352.270-5, Key Personnel (April 1984)
352.270-8, Protection of Human Subjects (January 2001)
Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human Subjects and should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.
352.270-9, Care of Live Vertebrate Animals (January 2001)

PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
SECTION J — LIST OF ATTACHMENTS
Invoice/Financing Request Instructions (1 page)
Report of Government owned Contractor held property (1 page)
Contractor defined milestones (December 11, 2006, 7 pages)

SECTION K — REPRSENTATIONS AND CERTIFICATIONS
The following documents are incorporated by reference in this contract:
Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website. [This includes the changes if any identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the contractor’s proposal.]

AMENDMENT OF SOL ’CITATIONIMODIFICAT OF CON R)TRACTI 11 CONTRACT ID CODE PAGE OF PAGES 1 1 , —1 I I 2. AMENDMENTIMODIFICATION NO: 3 . EFFECTIVE DATE 4. REQUISITIONIPURC ‘ ‘ 5. PROJECT NO. flf applicable) Ohe (1) NIA NIA 6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODEI Office of Preparedness and Response I Office of Medical Countermeasures I U.S. Department of Health and Human Services 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State andZlP Code) 9A. AMENDMENT OF SOLICITATION NO. I 198. DATED (SEE ITEM I 1) 10A.MODIFICATION OF CONTRACT1 ORDER X HHS0100200700032C 10B. DATED (SEE ITEM 13) CODE . 1 FACILITY CODE 12-29-06 ‘ 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receia of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) BY Completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, YOU desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the Solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (Ifreauired) K C : DOC# TIN# LOC# CAN#1993162 $24,811,973 13. THlS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTSIORDERS; IT MODIFIES THE CONTRACTIORDER NO. AS DESCRIBED IN ITEM 14. A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 1 4 ARE MADE IN THE — CONTRACT ORDER NO. IN ITEM 10A. 1 16. THE ABOVE NUMBERED CONTRACTIORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes inpaying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THlS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type o fmodification and authority) IX FAR 52.232-22, Limitation of Funds Clause E. IMPORTANT: Contractor [XI is not, [I is’required t o sign this document and return 2 copies t o the issuing office. 1 4. DESCRlPTlON OF AMENDMENTIMODIFICATION (Organizedby UCF section headings, includhg so ioit tlortcontract subject matter where feasjble) PURPOSE: The purpose o f this modification is t o provide incremental funding: To Modify 8.2. Estimated Cost and Fixed Fee as reflected on page 2. The contract allotted amount is $24,811,973 The total contract amount remains unchanged. ($1 02,661,429) The contract completion date remains unchanged. (December 31, 2010) 15A, NAME AND TITLE OF SIGNER (Type or print) ( 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or,printl FAR (48 CFR) 53.243

BioCryst Contract No. 0100200700032C Modification No. 1 Page 2 mTICLE B12. ESTIMATED COST and FIXED FEE- paragraphs b., c., and d. are hereby revised as follows: b. Total funds currently available for payment and allotted to this contract are increased by $24,811,973 from $77,849,456 to $102,661,429 in order to fully fund the contract. For further provisions on funding, see the LIMITATION OF COST Clause referenced in part 11, Contract Clauses. c. . Reserved. d. Reserved.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES	1 | 2
2. AMENDMENT/MODIFICATION NO: Two (2)	3. EFFECTIVE DATE See block 16C	4. REQUISITION/PURC N/A	5. PROJECT NO. *(If applicable)* N/A

6. ISSUED BY CODE

7. ADMINISTERED BY *(If other than Item 6)* CODE

BioCryst Pharmaceuticals, Inc
2190 Parkway Lake Drive
Birmingham, AL 35244
[redacted]

CODE | FACILITY CODE

(X)	
	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED *(SEE ITEM 11)*
X	10A. MODIFICATION OF CONTRACT/ ORDER HHSO100200700032C
	10B. DATED *(SEE ITEM 13)* 01-03-07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

SOCC: DOC# TIN# LOC# CAN#

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

E. IMPORTANT: Contractor [X] is not, [] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible)*

PURPOSE: The purpose of this modification is to

The total contract amount remains unchanged. ($102,661,429)

The contract completion date remains unchanged. (December 31, 2010)

15A. NAME AND TITLE OF SIGNER *(Type or print)* Michael A. Darwin, CFO		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* [redacted]	
15B. CONTRACTOR/OFFEROR *[signature]* (Signature of person authorized to sign)	15C. DATE SIGNED 4/26/07	16B. UNITED STATES OF AMERICA BY [redacted] (Signature of Contracting Officer)	16C. DATE SIGNED 5/11/07

AMENDMENT OF SOLlClTATlONlMODlFlCATlON OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 12 I I I 2. AMENDMENT/MODlFlCATlON NO: 13. EFFECTIVE DATE 14. REQUISITIONIPURC 15. PROJECT NO. (If applicablel Office of Medical Countermeasures U.S. Department of Health and Human Services 330 Independence Avenue, SW Room 0 6 4 0 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., sweet, county, Slate and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. BioCryst Pharmaceuticals, Inc 9B. DATED (SEE ITEM 7 71 21 9 0 Parkway Lake Drive Binninaharn. AL 36244 I 1OA.MODIFICATION OF CONTRACT1 ORDER X HHS0100200700032C 100. DATED (SEE ITEM 131 CODE FACILITY CODE 0 1-03-07 11. THlS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set foRfl in Item 14. The how and date specified for receipt of Offers is extended, Is not extended. Offers must acknowledge recelpt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: la1 BY completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; 01 (c) BY separate letter or telegram whlch includes a reference to the sollcitatlon and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR M E RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, You desire to change an offer already submlmd, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitatlon and thls .amendment, end is received prior to the opening hour and dam specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) SOCC:-. -. DOC#- — -. TIN#...... LOC#— CAN#-. . .- . . 13. THlS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTSIORDERS; IT MODIFIES THE CONTRACTIORDER NO. AS DESCRIBED IN ITEM 14. IA. THlS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authorifyl THE CHANGES SET FORTH I N ITEM 14 ARE MADE IN THE 4 CONTRACT ORDER NO. IN ITEM IOA. B. THE ABOVE NUMBERED CONTRACTIORDER IS MODIRED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying offlce, approprlarlon date, etc.1 SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(bl. x C. THlS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Far 1.602-1, FAR 52.243.2 Changes -Cost Reimbursement; HHSAR 352.270-5- Key Personnel D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor [XI is not, 11 is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organizedby UCFsection heedings, inc/uding solicitarion/contmctsubjact matter when, feasible) PURPOSE: The purpose of this modification is to 1. Modify Article F.3. Contract Deliverables to extend the delivery date of Milestone 1 Product Development Plan for six (6) months after contract award. 2. Modify Article 0.3 Key Personnel The total contract amount remains unchanged. ($102,661,429) The contract completion date remains unchanged. (December 31, 2010) Except as provided herein, all terms and conditions referenced in item 9A or 10A, as heretofore changed, remains full force and effect. 16A. NAME AND TITLE OF SIGNER (Type orprint) 116A. NAME AND TITLE OF CONTRACTING OFFICER (Type orpdnt) $Pure Compliance (RR) Centerhead

NSN 7540-01-1 52-8070 OMB NO. 0990-01 15 STANDARD FORM 30 (REV. 10-83) Article F.3 Contract Deliverables, are hereby revised as follows Milestones Deliverable Quantity Due Date 1 Product Development Plan Original -C.O. Six (6) months after (milestone 1) 2 Copies -P.0 contract award 1 Electronic Copy -P.0 Article 6.3 Key Personnel, are hereby revised as follows: